DRAFT

                                                                  Exhibit 10.2.1

                                                            SERIES [1] CLASS [A]

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                              dated as of [o], 2005

between:

(1)      [o] (PARTY A);

(2)      HOLMES FINANCING (NO. 9) PLC (PARTY B); and

(3) THE BANK OF NEW YORK, LONDON BRANCH (the ISSUER SECURITY TRUSTEE, which expression shall include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and (l) of the Schedule to this Agreement).

Part 1.  TERMINATION PROVISIONS

(a)      SPECIFIED ENTITY means in relation to Party A for the purpose of:

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

         and in relation to Party B for the purpose of:

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

(b)      SPECIFIED TRANSACTION will have the meaning specified in Section 14.

(c) The CROSS DEFAULT provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The CREDIT EVENT UPON MERGER provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

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(e)      The AUTOMATIC EARLY TERMINATION provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)      PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this
         Agreement:

         (i)      Market Quotation will apply.

         (ii)     The Second Method will apply.

(g)      TERMINATION CURRENCY means Sterling.

(h) ADDITIONAL TERMINATION EVENT will apply. In addition to the Additional Termination Events set forth in Part 5(g)(vii) of this Schedule, the following will each constitute an Additional Termination Event:

         (i) the Additional Tax Representation (as defined in Part 5(f) of this Schedule) proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions.

         (ii) Party B exercises its option to redeem the Series [o] Class [o] Ninth Issuer Notes in whole in accordance with the provisions of Condition [5 (D) or (E)] of the Terms and Conditions. For the purposes of the foregoing Termination Event, Party B shall be the sole Affected Party and all Transactions shall be Affected Transactions.

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Part 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
         Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in
         Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purposes of Section 3(f) of the Agreement, Party A and Party B make no representations.

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Part 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are: None

(b)      Other documents to be delivered are:


         PARTY REQUIRED                                                                    COVERED BY
         TO DELIVER                FORM/DOCUMENT/              DATE BY WHICH               SECTION 3(D)
         DOCUMENT                  CERTIFICATE                 TO BE DELIVERED             REPRESENTATION

         Party A and               Appropriate evidence of     On signing of this          Yes
         Party B                   its signatory's authority   Agreement


         Party B                   Certified copy of board     On signing of this          Yes
                                   resolution and              Agreement
                                   constitutional documents

         Party A                   Legal opinion in form and   On signing of this          No
                                   substance satisfactory      Agreement
                                   to Agreement Party B


         Party B                   Legal opinion from Allen    On signing of this          No
                                   & Overy                     Agreement


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Part 4.  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
         Agreement:

         [PLEASE PROVIDE/CONFIRM ALL NOTICE DETAILS]

         Address for notices or communications to Party A:

         Address:         [o]

         Attention:       [o]

         Facsimile No:    +[o]

         Address for notices or communications to Party B:

         Address:         c/o Abbey National plc
                          Abbey National House
                          2 Triton Square
                          Regent's Place
                          London NW1 3AN

         Attention:       Company Secretary

         Facsimile No.:   +44 (0) 20 7756 5627

         Copy:            c/o Abbey National plc
                          Abbey House (AAM126)
                          201 Grafton Gate East
                          Milton Keynes MK9 1AN

         Attention:       Securitisation Team, Consumer Risk

         Facsimile No.:   +44 (0) 19 0834 3019

         With a copy to the Issuer Security Trustee:

         Address:         One Canada Square
                          London E14 5AL

         Attention:       Global Structured Finance - Corporate Trustee

         Facsimile No.:   +44 207 964 6061/6399

(b)      PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent: [None].

         Party B appoints as its Process Agent: None.

(c)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

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(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT. The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

         In respect of Party A, none.

         In respect of Party B, none.

(g)      CREDIT SUPPORT PROVIDER.

         Credit Support Provider means in relation to Party A, none.

         Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of England and Wales.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement.

(j) AFFILIATE will have the meaning specified in Section 14 of this Agreement.

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Part 5.  OTHER PROVISIONS

(a)      NO SET-OFF

         (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in
                  Section 6.

         (ii) Section 6(e) shall be amended by the deletion of the following sentence:

                  "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)      SECURITY INTEREST

         Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Issuer Security Trustee (or any successor thereto) pursuant to and in accordance with the Ninth Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Issuer Security Trustee shall not be liable for any of the obligations of Party B hereunder.

(c)      DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

         Sections 5(a)(ii), 5(a)(iii), 5(a)(iv), 5(a)(v), 5(a)(vii)(2), (5),
         (6), (7) and (9), and 5(a)(viii) will not apply in respect of Party B.

         Section 5(a)(vii)(8) will not apply to Party B to the extent that it relates to Section 5(a)(vii)(2), (5), (6), (7) and (9).

(d)      DISAPPLICATION OF CERTAIN TERMINATION EVENTS

         Sections 5(b)(ii) and 5(b)(iii) will not apply to Party A or to Party
         B.

(e)      ADDITIONAL EVENT OF DEFAULT

         The following shall constitute an additional Event of Default with respect to Party B:

         "The Note Trustee serves a Class [o] Ninth Issuer Note Enforcement Notice on Party B pursuant to Condition [9] of the Terms and Conditions (in which case Party B shall be the Defaulting Party)."

(f)      ADDITIONAL TAX REPRESENTATION

(i) Party A makes the following representation (the ADDITIONAL TAX REPRESENTATION), which representation shall be deemed to be repeated at all times until the end of each transaction:

         (A) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a permanent establishment; or

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         (B)      it is resident in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provisions, whether for relief or otherwise, in relation to interest.

(ii) Section 5(a)(iv) is amended with respect to Party A by the insertion of the following after the words "Section 3(e) or (f)":

         "or Part 5(f) of the Schedule".

(g)      RATING EVENTS

(i) In the event that the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-1+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) and, as a result of such cessation, the then current rating of the Series [o] Class [o] Ninth Issuer Notes is downgraded by S&P or placed under review for possible downgrade by S&P (an INITIAL S&P RATING EVENT), then Party A will, within 30 days of the occurrence of such Initial S&P Rating Event, at its own cost either:

         (A) put in place an appropriate mark-to-market collateral arrangement, (which may be based on the credit support documentation published by the International Swaps and Derivatives, Inc. (ISDA), or otherwise, and relates to collateral in the form of cash or securities or both) in support of Party A's obligations under this Agreement on terms satisfactory to the Issuer Security Trustee (whose consent shall be given if S&P confirms that the provision of such collateral would maintain the rating of the Series [o] Class [o] Ninth Issuer Notes by S&P or restore the rating of the Series [o] Class [o] Ninth Issuer Notes by S&P to the level it would have been at immediately prior to such Initial S&P Rating Event) provided that (1) Party A shall be deemed to have satisfied the requirements of S&P if the amount of collateral agreed to be provided in the form of cash and/or securities (the COLLATERAL AMOUNT) is determined on a basis which satisfies, but is no more onerous than, the criteria set out in the most recent article published by S&P on "Ratings Direct" which enables entities rated lower than a specified level to participate in structured finance transactions which, through collateralisation are rated at a higher level (the S&P CRITERIA) and (2) the Collateral Amount shall not be required to exceed such amount as would be required (in accordance with the S&P Criteria) to maintain or restore the rating of the Series [o] Class [o] Ninth Issuer Notes by S&P at or to the level they would have been at immediately prior to such Initial S&P Rating Event;

         (B) transfer all of its rights and obligations under this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt obligations are rated at least "A-1+" by S&P or such other rating as is commensurate with the rating assigned to the Series [o] Class [o] Ninth Issuer Notes by S&P from time to time;

         (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, whose short-term, unsecured and unsubordinated debt obligations are rated at least "A-1+" by S&P or such other rating as is commensurate with the rating assigned to the Series [o] Class [o] Ninth Issuer Notes by S&P from time to time; or

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         (D)      take such other action as Party A may agree with S&P as will result in the rating of the Series [o] Class [o] Ninth Issuer Notes by S&P following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

         If any of sub-paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph (i)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral in respect of such Initial S&P Rating Event.

(ii) In the event that the rating of the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB-" by S&P and, as a result of such cessation the then current rating of the Series [o] Class [o] Ninth Issuer Notes may in the reasonable opinion of S&P be downgraded or placed under review for possible downgrade by S&P (such event, a SUBSEQUENT S&P RATING EVENT), then Party A will:

         (A) at its own cost and expense, use its best endeavours to take the action set out in sub-paragraph (i)(B), (i)(C) or (i)(D) above within 10 days of the occurrence of such Subsequent S&P Rating Event; and

         (B) if, at the time such Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to sub-paragraph
                  (i)(A) above following an Initial S&P Rating Event, continue to post collateral notwithstanding the occurrence of such Subsequent S&P Rating Event until such time as the action set out in sub-paragraph (ii)(A) above has been taken.

         If the action set out in sub-paragraph (ii)(A) above is taken at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraphs (i)(A) or (ii)(B) above will be transferred to Party A and Party A will not be required to transfer any additional collateral in respect of such Subsequent S&P Rating Event.

(iii) In the event that the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider in respect of Party A cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider in respect of Party A cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's, (such cessation being an INITIAL MOODY'S RATING EVENT), then Party A will, within 30 days of the occurrence of such Initial Moody's Rating Event, at its own cost either:

         (A) transfer all of its rights and obligations under this Agreement to either (1) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, provided that such transfer does not result in any requirement for deduction or withholding for or on account of any Tax, or (2) a replacement third party as Party A may agree with Moody's;

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         (B)      procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (1) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, provided that such transfer does not result in any requirement for deduction or withholding for or on account of any Tax, or (2) such other person as Party A may agree with Moody's;

         (C) take such other action as Party A may agree with Moody's to remedy such Initial Moody's Rating Event; or

         (D)      post collateral in accordance with the provisions of the CSA.

         If any of sub-paragraphs (iii)(A), (iii)(B) or (iii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph (iii)(D) above will be transferred to Party A and Party A will not be required to transfer any additional collateral in respect of such Initial Moody's Rating Event.

(iv) In the event that the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider in respect of Party A cease to be rated as high as "A3" (or its equivalent) by Moody's; or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider in respect of Party A cease to be rated as high as "Prime-2" (or its equivalent) by Moody's, (such cessation being a SUBSEQUENT MOODY'S RATING EVENT), then Party A will:

         (A) on a reasonable efforts basis, within 30 days of the occurrence of such Subsequent Moody's Rating Event, and at its own cost, attempt either to:

                  (1) transfer all of its rights and obligations with respect to this Agreement to either (I) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, provided that such transfer does not result in any requirement for deduction or withholding for or on account of any Tax, or (II) a replacement third party as Party A may agree with Moody's; or

                  (2) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (I) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, provided that such transfer does not result in any requirement for deduction or withholding for or on account of any Tax, or (II) such other person as Party A may agree with Moody's; or

                  (3) take such other action Party A may agree with Moody's to remedy such Subsequent Moody's Rating Event; and

         (B) within the later of 10 days of the occurrence of such Subsequent Moody's Rating Event and 30 days of the occurrence of an Initial Moody's Rating Event, post collateral in accordance with the provisions of the CSA, provided that Party A shall continue, on a best efforts basis, to make all reasonable attempts to take the actions specified in sub-paragraph (g)(iv)(A) above.

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         If any of sub-paragraphs (iv)(A)(1), (iv)(A)(2) or (iv)(A)(3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraphs (iii)(D) or (iv)(B) above will be transferred to Party A and Party A will not be required to transfer any additional collateral in respect of such Subsequent Moody's Rating Event.

For the purposes of sub-paragraphs (iii) and (iv) of this Part 5(g), REQUIRED RATINGS means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" by Moody's and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1" by Moody's, or such other ratings as may be agreed with Moody's from time to time.

(v) In the event that the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider in respect of Party A cease to be rated at least as high as "A+" (or its equivalent) by Fitch Ratings Ltd (FITCH) or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider in respect of Party A cease to be rated at least as high as "F1" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Series [o] Class [o] Ninth Issuer Notes is downgraded by Fitch or placed under credit watch for possible downgrade by Fitch (an INITIAL FITCH RATING EVENT) then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event, at its own cost, either:

         (A)      post collateral in accordance with the provisions of the CSA;

         (B) transfer all of its rights and obligations under this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A+" by Fitch and whose short-term, unsecured and unsubordinated debt obligations are rated at least "F1" by Fitch or, in either case, such lower rating as is commensurate with the rating assigned to the Series [o] Class [o] Ninth Issuer Notes by Fitch from time to time;

         (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, whose long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A+" by Fitch and whose short-term, unsecured and unsubordinated debt obligations are rated at least "F1" by Fitch or, in either case, such lower rating as is commensurate with the rating assigned to the Series [o] Class [o] Ninth Issuer Notes by Fitch from time to time; or

         (D) take such other action as Party A may agree with Fitch as will result in the rating of the Series [o] Class [o] Ninth Issuer Notes by Fitch following the taking of such action being maintained at, or restored to, the level at which it was immediately prior to such Initial Fitch Rating Event.

         If any of sub-paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral in respect of such Initial Fitch Rating Event.

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(vi)     In the event that the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider in respect of Party A cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider in respect of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Series [o] Class [o] Ninth Issuer Notes is downgraded or placed on credit watch for possible downgrade by Fitch (a FIRST SUBSEQUENT FITCH RATING EVENT), then Party A will, on a reasonable efforts basis, either:

         (A) within 30 days of the occurrence of such First Subsequent Fitch Rating Event and at its own cost, provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the CSA (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)); or

         (B) within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

                  (1) transfer all of its rights and obligations under to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt obligations are rated at least "A+" by Fitch and whose short-term, unsecured and unsubordinated debt obligations are rated at least "F1" by Fitch or, in either case, such lower rating as is commensurate with the rating assigned to the Series [o] Class [o] Ninth Issuer Notes by Fitch from time to time;

                  (2) obtain a guarantee of its rights and obligations under this Agreement from a third party whose long-term, unsecured and unsubordinated debt obligations are rated at least "A+" by Fitch and whose short-term, unsecured and unsubordinated debt obligations are rated at least "F1" by Fitch or, in either case, such lower rating as is commensurate with the rating assigned to the Series [o] Class [o] Ninth Issuer Notes by Fitch from time to time; or

                  (3) take such other action as Party A may agree with Fitch as will result in the rating of the Series [o] Class [o] Ninth Issuer Notes following the taking of such action being maintained at, or restored to, the level it was at immediately prior to such First Subsequent Fitch Rating Event.

         If any of sub-paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to the CSA in accordance with sub-paragraph (v)(A) above or sub-paragraph (vi)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral in respect of that First Subsequent Fitch Rating Event.

(vii) In the event that the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider in respect of Party A cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch or the rating of the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider in respect of Party A cease to be rated at least as high as

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         "F3" (or its equivalent) by Fitch and as a result of such cessation, the then current rating of the Series [o] Class [o] Ninth Issuer Notes is downgraded or placed on credit watch for possible downgrade by Fitch (a SECOND SUBSEQUENT FITCH RATING EVENT), then Party A will on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at is own cost, attempt either to:

         (A) transfer all of its rights and obligations under this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt obligations are rated at least "A+" by Fitch and whose short-term, unsecured and unsubordinated debt obligations are rated at least "F1" by Fitch or, in either case, such lower rating as is commensurate with the rating assigned to the Series [o] Class [o] Ninth Issuer Notes by Fitch from time to time;

         (B) procure another person to become a co-obligor or guarantor in respect of the obligations of Party A with respect to this Agreement whose long-term, unsecured and unsubordinated debt obligations are rated at least "A+" by Fitch and whose short-term, unsecured and unsubordinated debt obligations are rated at least "F1" by Fitch or, in either case, such lower rating as is commensurate with the rating assigned to the Series [o] Class [o] Ninth Issuer Notes by Fitch from time to time; or

         (C) take such other action as Party A may agree with Fitch as will result in the rating of the Series [o] Class [o] Ninth Issuer Notes following the taking of such action being maintained at, or restored to, the level it was at immediately prior to such Second Subsequent Fitch Rating Event.

         Pending compliance with any of sub-paragraphs (vii)(A), (B) or (C) above, Party A will within 10 days of the occurrence of the Second Subsequent Fitch Rating Event and at its own cost, provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the CSA (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of sub-paragraphs (vii)(A), (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under the CSA will be transferred to Party A and Party A will not be required to transfer any additional collateral in respect of that Second Subsequent Fitch Rating Event.

(viii)   (A)      If Party A does not take any of the measures described in
                  sub-paragraph (i) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional
                  Termination Event with respect to Party A which shall be deemed to have occurred on the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected
                  Party and all Transactions as Affected Transactions.

         (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to sub-paragraph (i)(A) above and fails to continue to post collateral pending compliance with sub-paragraph (ii)(A) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

                  Further, an Additional Termination Event with respect to Party A shall be deemed to have occurred if, even if Party A continues to post collateral as required by sub-paragraph
                  (ii)(B) above, and notwithstanding Section 5(a)(ii), Party A does not take the measure described in sub-paragraph (ii)(A) above. Such Additional Termination Event will be deemed to have occurred on the thirtieth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (C) If Party A does not take any of the measures described in sub-paragraph (iii) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A which shall be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (D) If Party A does not take the measures described in sub-paragraph (iv)(B) above, such failure shall give rise to an Event of Default with respect to Party A which shall be deemed to have occurred on the thirtieth day following such Subsequent Moody's Rating Event (or, if Party A has provided collateral pursuant to sub-paragraph (iii)(D) above, such Event of Default shall be deemed to have occurred on the tenth day following such Subsequent Moody's Rating Event) with Party A as the Defaulting Party. Further, it shall constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirement to post collateral as required by sub-paragraph (iv)(B) above, and notwithstanding
                  Section 5(a)(ii), Party A does not, irrespective of whether or not Party A has applied reasonable efforts, take any of the measures described in sub-paragraph (iv)(A) above. Such Additional Termination Event will be deemed to have occurred on the thirtieth day following the Subsequent Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (E) If Party A does not take any of the measures described in sub-paragraph (v) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A which shall be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (F) If Party A does not take any of the measures described in sub-paragraph (vi) above, such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A which shall be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (G) If Party A does not, pending compliance with any of sub-paragraphs (vii)(A), (B) or (C), continue to comply with the terms of the CSA such failure will not give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 10 days after receiving notice of failure to use reasonable efforts (which notice will not be given until at least 30 days following such Second Subsequent Fitch Rating Event), to either transfer as described in sub-paragraph (vii)(A), find a co-obligor or guarantor as described in sub-paragraph (vii)(B) or take such other action as described in sub-paragraph
                  (vii)(C). Such Additional Termination Event will be deemed to have occurred on the tenth day after receiving notice of failure to use reasonable efforts (unless, on or prior to such day, Party A has effected a transfer as described in sub-paragraph (vii)(A), found a co-obligor or guarantor as described in sub-paragraph (vii)(B) or taken such other action as described in sub-paragraph (vii) (C)) with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (H) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A under Section 6, Party B may only designate such Early Termination Date in respect of an Additional Termination Event under this Part 5(g)(viii) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions, and Party B has obtained the Issuer Security Trustee's prior written consent thereto.

         Each of Party B and the Issuer Security Trustee shall use their reasonable endeavours to co-operate with Party A in entering into such documents as may be reasonably requested by Party A in connection with any of the measures which Party A may take under this Part 5(g) following the rating events described herein.

(h)      ADDITIONAL REPRESENTATIONS

         Section 3 is amended by the addition at the end thereof of the following additional representation:

         "(g) NO AGENCY. It is entering into this Agreement and each Transaction as principal and not as agent of any person."

(i)      RECORDING OF CONVERSATIONS

         Each party consents to the recording of the telephone conversations of its personnel or any personnel employed by any Affiliate or any third party acting on its behalf in connection with this Agreement or any potential Transaction and (i) agrees to obtain any necessary consent of and give notice of such recording to such personnel and (ii) agrees that recordings may be submitted in evidence in any Proceedings relating to this Agreement.

(j)      RELATIONSHIP BETWEEN THE PARTIES

         The Agreement is amended by the insertion of the following Section 15 after Section 14, reading in its entirety as follows:

         "15. RELATIONSHIP BETWEEN THE PARTIES

         Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

         (a) NON-RELIANCE. It is acting for its own account, and it has made its own decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

         (b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

         (c) STATUS OF PARTIES. The other party is not acting as a fiduciary or an adviser for it in respect of that Transaction."

(k)      TAX

         The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

         "(d)     Deduction or Withholding for Tax

         (i)      Requirement to Withhold

                  All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party (X) is so required to deduct or withhold, then that party (the DEDUCTING PARTY):

                  (1) will promptly notify the other party (Y) of such requirement;

                  (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                  (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                  (4) if X is Party A, will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the GROSS UP AMOUNT) as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

         (ii)     Liability

                  If:

                  (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement;

                  (2)      X does not so deduct or withhold; and

                  (3) a liability resulting from such Tax is assessed directly against X,

                  then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the LIABILITY AMOUNT) (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount, but only including any related liability for penalties if Party A has failed to comply with or perform any agreement contained in
                  Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

         (iii) Tax Credit etc.

                  Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

                  (1) to the extent that Party B obtains any credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding in respect of Tax giving rise to such payment (a TAX CREDIT), it shall pay to Party A, as soon as practical after receipt of the same, so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

                  (2) the CASH BENEFIT, in the case of a credit, allowance or set-off, shall be the additional amount of Tax which would have been payable by Party B in the relevant jurisdiction referred to in (1) above but for the obtaining by Party B of the said Tax Credit and, in the case of a repayment, shall be the amount of the repayment together with any related interest or similar payment obtained by Party B;

                  (3) to use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable and, upon request by Party A, to supply Party A with a reasonably detailed explanation of Party B's calculation of the amount of any such Tax Credit and of the date on which the same is received; and

                  (4) to ensure that any Tax Credit obtained is paid directly to Party A, and not applied in whole or part to pay any other Issuer Secured Creditor or any other party both prior to and subsequent to any enforcement of the security constituted by the Ninth Issuer Deed of Charge."

(l)      SECURITY, ENFORCEMENT AND LIMITED RECOURSE

         (i) Party A agrees with Party B and the Issuer Security Trustee to be bound by the terms of the Ninth Issuer Deed of Charge and, in particular, confirms that:

                  (A) no sum shall be payable by or on behalf of Party B to it except in accordance with the provisions of the Ninth Issuer Deed of Charge; and

                  (B) it will not take any steps for the winding up, dissolution or reorganisation, or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Ninth Issuer Deed of Charge.

         (ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that it shall have recourse only to Ninth Issuer Available Funds, but always subject to the order of priority of payments set out in the Ninth Issuer Cash Management Agreement and the Ninth Issuer Deed of Charge.

(m)      CONDITION PRECEDENT

         Section 2(a)(iii) shall be amended by the deletion of the words "a Potential Event of Default" in respect of Party B only insofar as the same relates to the potential service by the Issuer Security Trustee on Party B of a Class [o] Ninth Issuer Note Enforcement Notice pursuant to Condition [9] of the Terms and Conditions. For the avoidance of doubt, such amendment shall not apply in any other circumstances in respect of either party to this Agreement.

(n)      REPRESENTATIONS

         Section 3(b) shall be amended by the deletion of the words "or Potential Event of Default" in respect of Party B only insofar as the same relates to the potential service by the Issuer Security Trustee on Party B of a Class [o] Ninth Issuer Note Enforcement

         Notice pursuant to Condition [9] of the Terms and Conditions. For the avoidance of doubt, such amendment shall not apply in any other circumstances in respect of either party to this Agreement.

(o)      ADDITIONAL DEFINITIONS

         Words and expressions defined in the Amended and Restated Master Definitions and Interpretation Schedule (the MASTER SCHEDULE) and the Ninth Issuer Master Definitions and Construction Schedule (the ISSUER SCHEDULE) (together the MASTER DEFINITIONS SCHEDULE) each signed for the purposes of identification on [o], 2005 shall, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule, the definitions in this Agreement shall prevail. In the event of any inconsistency between the Master Schedule and the Issuer Schedule, the Issuer Schedule shall prevail. The rules of interpretation set out in the Master Definitions Schedule shall apply to this Agreement.

(p)      CALCULATIONS

         Upon the occurrence of an Event of Default or an Additional Termination Event with respect to Party A, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination
         Date) to proceed in accordance with Section 6 of the Agreement subject to the following:

         (i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing (provided that Party B acknowledges verbal quotations shall not be deemed to be valid quotations for the purpose of Market Quotation) and to the extent that Party B is able to release such information without breaching the provisions of any law applicable to Party B.

         (ii) The following amendments shall be deemed to be made to the definitions of "Market Quotation":

                  (A) the word "firm" shall be added before the word "quotations" in the second line;

                  (B) the words "provided that the documentation relating thereto is either the same as this Agreement and the existing Confirmations hereto and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch (or, if such Reference Market-maker's short-term unsecured and unsubordinated debt obligations are not rated by a Rating Agency, at such equivalent rating by another internationally recognised rating agency as is acceptable to such rating agency) or the Rating Agencies have confirmed in writing such documentation will not adversely impact the ratings of the Series [o] Class [o] Ninth Issuer Notes" shall be added after "agree" in the sixteenth line; and

                  (C) the last sentence shall be deleted and replaced with the following:

                           "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be either (a) the higher of the two quotations where there would be a sum payable by Party A to Party B, or (b) the lower of the two quotations where there would be a sum payable by Party B to Party A. Party B acknowledges and agrees that, if following the termination of this Agreement, Party B enters into other transactions to replace the transactions under this Agreement and (I) in the case of (a) above, the termination payment paid by Party A to Party B under this Agreement is more than the sum of (i) (a) the amount paid by Party B to enter into such new transactions (plus any associated costs incurred by Party B) or (b) the negative of the amount paid to Party B to enter into such new transactions (plus any associated costs incurred by Party B) and (ii) Unpaid Amounts owed to Party B as of the Early Termination Date or (II) in the case of
                           (b) above, the termination payment paid by Party B to Party A under this Agreement is less than (i) the amount paid to Party B to enter into such new transactions (minus any associated costs incurred by Party B) less (ii) Unpaid Amounts owed to Party B as of the Early Termination Date, then Party B shall pay the amount of the relevant excess to Party A. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and if Party B does not accept such quotation as the Market Quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

         (iii) For the purpose of the definition of "Market Quotation", and without limiting the general rights of Party B under the
                  Agreement:

                  (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to sub-paragraph (iii)(C) below;

                  (B) Party A shall, for the purposes of Section 6(e), be permitted to obtain quotations from Reference Market-makers for the purposes of determining Market Quotation; and

                  (C) if no quotations have been obtained within six Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined, provided that if Party A is able to obtain quotations from Reference Market-Makers, considered, by Party B, in its sole discretion acting in a commercially reasonable manner, to be reasonable quotations, those quotations shall be utilised by Party B for the purpose of Market Quotation.

         (iv) Party B will be deemed to have discharged its obligations under sub-paragraph (iii)(A) above if it promptly requests, in writing within two Local Business Days after the Early Termination Date that Party A obtains quotations from Reference Market-makers on terms that reflect as closely as possible the terms of the Terminated Transactions. Party B is required to accept any of the quotations from such Reference Market-Makers, obtained by Party A, if such quotations are considered to be commercially reasonable as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

         (v) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

(q)      TRANSFERS

         Section 7 of this Agreement shall not apply to Party A, who shall be required to comply with, and shall be bound by, the following:

         Without prejudice to Section 6(b)(ii), Party A may transfer all its interest and obligations in and under this Agreement upon providing five Local Business Days' prior written notice to the Issuer Security Trustee, to any other entity (a TRANSFEREE) provided that:

         (i) the Transferee's short-term unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch (or, if such Transferee's short-term, unsecured and unsubordinated debt obligations are not rated by a Rating Agency, at such equivalent rating by any internationally recognised rating agency as is acceptable to such Rating Agency or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch (or if such entity's short-term, unsecured and unsubordinated debt obligations are not rated by a Rating Agency, at such equivalent rating by another internationally recognised rating agency as is acceptable to such rating agency);

         (ii) as of the date of such transfer, the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of any Tax under this Agreement;

         (iii) a Termination Event or an Event of Default will not occur under this Agreement as a result of such transfer;

         (iv) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

         (v) (if the Transferee is domiciled in a different jurisdiction from both Party A and Party B) S&P, Moody's and Fitch have provided prior written notification that the then current ratings of the Series [o] Class [o] Ninth Issuer Notes will not be adversely affected.

         Following such transfer all references to Party A shall be deemed to be references to the Transferee.

         Save as otherwise provided for in this Agreement and notwithstanding
         Section 7, Party A shall not be permitted to transfer (by way of security or otherwise) this Agreement or any interest or obligation in or under this Agreement without the prior written consent of the Issuer Security Trustee.

(r)      NOTICE OF REDEMPTION OF THE NOTES

         The Issuer Security Trustee will notify Party A promptly following it giving or receiving any notice (including any Class [o] Ninth Issuer Note Enforcement Notice) in connection with any redemption, purchase and cancellation of all of the Series [o] Class [o] Ninth Issuer Notes by Party B.

(s)      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

         A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

(t)      NINTH ISSUER DEED OF CHARGE

         Party B undertakes to Party A and the Issuer Security Trustee that its obligations to Party A under this Agreement shall at all times be secured by the Ninth Issuer Deed of Charge.

         [o]                                         HOLMES FINANCING (NO.9) PLC

         By:                                         By:

         Name:                                       Name:

         Title:                                      Title:

         Date:                                       Date:


         THE BANK OF NEW YORK, LONDON BRANCH

         By:

         Name:

         Title:

         Date:

         SERIES 1 CLASS A

From:             [o]


To:               Holmes Financing (No. 9) PLC
                  Abbey National House
                  2 Triton Square
                  Regent's Place
                  London
                  NW1 3AN

Attention:        Company Secretary

To:               The Bank of New York
                  One Canada Square
                  London  E14 5AL

Attention:        Global Structured Finance - Corporate Trustee

                                                                       [o], 2005

Dear Sirs

CONFIRMATION - SERIES 1 CLASS A USD TO GBP - CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the SWAP TRANSACTION). This letter constitutes a CONFIRMATION as referred to in the 1992 ISDA Master Agreement (Multicurrency - Cross Border) (Series 1 Class A) and the Schedule thereto entered into between [o], Holmes Financing (No. 9) PLC and The Bank of New York, London Branch (the ISSUER SECURITY TRUSTEE) on the date hereof as amended and supplemented from time to time (the AGREEMENT).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps & Derivatives Association, Inc. (the DEFINITIONS) are incorporated into this Confirmation. In the event of any inconsistency between any of the following, the first listed shall govern: (a) this Confirmation, (b) the Master Definitions Schedule, and (c) the Definitions.

The term TRANSACTION as used herein shall, for the purposes of the Definitions, have the same meaning as SWAP TRANSACTION.

1. The following terms relate to all Transactions to which this Confirmation relates:

         Party A:                                   [o]

         Party B:                                   Holmes Financing (No. 9) PLC

         Trade Date:                                [o], 2005





        Effective Date:                              [o], 2005

        Termination Date:                            The  earlier  of (a) [o  December,  2006] and (b) the date on which all of the  Series 1 Class A Ninth  Issuer  Notes are redeemed in full.

        USD Currency Swap Rate:                      [o] (USD per GBP)

        Business Days:                               London, New York and TARGET

        Business Day Convention:                     Following

        Calculation Agent:                           Party A

Party A Floating Amounts:

         Party                                       A Currency Amount: In  respect of each Party A
                                                     Calculation Period, an amount in USD equal to the
                                                     principal amount outstanding of the Series 1
                                                     Class A Ninth Issuer Notes on the first day of such
                                                     Calculation Period (after taking into account any
                                                     redemption on such day).

         Party A Payment Dates:                      The fifteenth  day of each month from and including  [17th
                                                     January,  2006] up to and including the Termination  Date, provided  that upon the  occurrence  of a Trigger Event or
                                                     the   enforcement   of  the  Ninth   Issuer   Security  in
                                                     accordance  with the  Ninth  Issuer  Deed of  Charge,  the
                                                     Party A Payment  Dates  shall  occur on each [15th  April,
                                                     15th July, 15th October and 15th December 2006].

         Floating Rate for
         Initial Calculation Period:                 Linear  Interpolation  based  on  [1  month  and  2  month
                                                     USD-LIBOR-BBA] is applicable.

         Party A
         Floating Rate Option:                       [USD-LIBOR-BBA]


         Designated Maturity:                        1 month, provided that upon the occurrence of
                                                     a Trigger Event or the enforcement of the Ninth
                                                     Issuer Security in accordance with the Ninth
                                                     Issuer Deed of Charge, the Designated Maturity in
                                                     respect of each Party A Calculation Period that is
                                                     three months long.

         Spread:                                     [o] per cent. per annum

         Party A Floating Rate Day Count
         Fraction:                                   Actual/360








         Rounding:                                   Rounded to the nearest cent

         Reset Date:                                 First day of the relevant Calculation Period.

         Party A Compounding:                        Compounding shall be applicable in
                                                     respect of each Party A Calculation Period that is
                                                     two months as a result of a Trigger Event or the
                                                     enforcement of the Ninth  Issuer Security in
                                                     accordance with the Ninth Issuer Deed of Charge.

         Party A Compounding Dates:                  The   fifteenth  day  of  each  month  for  each  Party  A
                                                     Calculation  Period to which compounding  applies from and including  the first day of the first Party A  Calculation
                                                     Period to which  Compounding  applies up to and  including the last day  prior to the  Termination  Date  that is the fifteenth day of a month and the Termination Date.

         Party A Compounding Period:                 In respect of a Party A Calculation Period to which
                                                     Compounding applies, each period from and including
                                                     one Party A Compounding Date to but excluding the
                                                     next Party A Compounding  Date.

Party B Floating Amounts:

         Party B Currency Amount:                    In respect of each Party B Calculation Period, an
                                                     amount in GBP equivalent to the Party A Currency Amount
                                                     for the Party A Calculation Period commencing on the
                                                     first day of such Party B Calculation Period,
                                                     converted by reference to the USD Currency Swap Rate.

         Party B
         Payment Dates:                              Each  15th  January,   15th  April,  15th  July  and  15th
                                                     October of each year  commencing on [16th  January,  2006]
                                                     up to and including the Termination Date.

         Floating Rate for
         Initial Calculation Period:                 [o]

         Party B
         Floating Rate Option:                       [GBP-LIBOR-BBA]

         Designated Maturity:                        1 month

         Spread:                                     [o] per cent. per annum

         Party B Floating Rate Day
         Count Fraction:                             Actual/365(Fixed)








         Rounding:                                   Rounded to the nearest penny

         Reset Date:                                 First day of the relevant Calculation Period

         Party B Compounding:                        Compounding  shall be  applicable in respect of each Party
                                                     B  Calculation Period.

         Party B Compounding Dates:                  The fifteenth of each month from and including the
                                                     Effective Date to and including the last day
                                                     prior to the Termination Date that is the fifteenth
                                                     day of a month and the Termination Date.

         Party B Compounding Period:                 In  respect of a Party B Calculation Period, each
                                                     period from and including one Party B Compounding
                                                     Date to but excluding the next Party B Compounding
                                                     Date.

Initial Exchange:

         Initial Exchange Date:                      [o], 2005

         Party A Initial

         Exchange Amount:                            GBP [o]

         Party B Initial
         Exchange Amount:                            USD [o]

Final Exchange:

         Final Exchange Date:                        Termination Date

         Party A Final
         Exchange Amount:                            An amount in USD equal to the principal
                                                     amount outstanding of the Series 1 Class A Ninth
                                                     Issuer Notes on the Final Exchange Date (before
                                                     taking into account any redemption on such day).

         Party B Final
         Exchange Amount:                            The GBP  equivalent of the Party A Final  Exchange  Amount for the Final  Exchange  Date  converted  by  reference to the USD Currency Swap Rate.

2.       Account Details:

[PLEASE PROVIDE/CONFIRM ALL ACCOUNT DETAILS]

         Payments to Party A
         in USD:                    Bank:                      [o]


                                       44








                                    ABA No.:                  [o]

                                    Account Number:           [o]

                                    Swift Code:               [o]

         Payments to Party A
         in GBP:                    Bank:                     [o]

                                    Sort Code:                [o]

                                    Account Number:           [o]

                                    SWIFT:                    [o]

         Payments to Party B
         in USD:                    Correspondent Bank:       Citibank, N.A., New York

                                    ABA No.:                  021000089

                                    Beneficiary Bank:         Citibank, N.A., London

                                    Account Number:           0010143723

                                    Sort Code:                18-50-04

                                    Beneficiary:              Holmes Financing (No. 9) PLC

                                    IBAN No:                  GB04 CITI 1850 0810 1437 23

         Payments to Party B
         in GBP:                    Bank:                     Abbey National plc

                                    Account Number:           00008236

                                    Sort Code:                09-02-40

                                    Beneficiary:              Holmes Financing (No. 9) PLC

3. Notice Details:

         [PLEASE PROVIDE/CONFIRM ALL NOTICE DETAILS]

         Party A:                   [o]

         Address:                   [o]

         Facsimile Number:          [o]

         Attention:                 [o]

         Party B:                   Holmes Financing (No. 9) PLC

                                       45







         Address:                   c/o Abbey National plc
                                    2 Triton Square
                                    Regent's Place
                                    London
                                    NW1 3AN

         Facsimile Number:          +44 (0) 20 7756 5627

         Attention:                 Company Secretary

         With a copy to:            Abbey National plc
                                    Abbey House (AAM 126)
                                    201 Grafton Gate East
                                    Milton Keynes
                                    MK9 1AN

         Facsimile Number:          +44 (0) 1908 343019

         Attention:                 Securitisation Team, Consumer Risk

         With a copy to the
         Issuer Security

         Trustee:                   The Bank of New York

         Address:                   One Canada Square
                                    London  E14 5AL

         Facsimile Number:          +44 (0) 20 7964 6061/6399

         Attention:                 Global Structured Finance - Corporate
                                    Trustee


Yours faithfully

[o]

By:
Name:    Title:

Confirmed as of the date first written:

HOLMES FINANCING (NO. 9) PLC

By:
Name:
Title:

THE BANK OF NEW YORK, LONDON BRANCH

By:
Name:
Title: